CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Mar. 31, 2022
Capital Risk Management [Abstract]
Disclosure of detailed information about capital risk management
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

	2022	2021
Total long-term debt (Note 19)	$3,046.2	$2,351.5
Less: cash and cash equivalents	(346.1)	(926.1)
Net debt	$2,700.1	$1,425.4
Equity	4,086.6	3,212.8
Total net debt plus equity	$6,786.7	$4,638.2
Net debt: equity	40:60	31:69